<LOGO>
CAPITAL CASH MANAGEMENT TRUST
SEMI-ANNUAL REPORT
February 6, 1996

Dear Investor:

      Capital Cash Management Trust continues to provide shareholders - both individual and institutional investors - with specialized management of their cash reserves. Throughout the years, the Trust has generated a high level of current income, liquidity and safety of principal of shareholders under whatever market conditions have prevailed, by investing in a diversified portfolio of money-market securities which meet specific high-quality standards and possess minimal credit risk.

      Of most importance, we note that the monetary policies pursued by the Federal Reserve continued to play a significant role in the money markets during the Trust's latest report period.

      The first six months of the Trust's current fiscal year - from July 1 through December 31, 1995 - was a period of economic slowdown and continued mild inflation. As a result, the Federal Reserve, the nations central bank, reversed course from the restrictive monetary policy they had pursued for the past 17 months and began easing short-term interest rates. The Fed lowered the Federal Funds rate - the rate banks charge one another for overnight loans - 25 basis points on two occasions, first in July and then six months later in December. By reducing short-term interest rates, the Federal Reserve aimed to instill new vigor into a slowing economy thereby lessening the likelihood of the economy falling into a recession.

      As we have commented in previous reports to shareholders, short-term interest rates move in concert with the rate policies pursued by the Federal Reserve. The seven-day yield was 5.34% as of December 31, 1995.

      We would not be surprised to see current low rate levels for money market fund yields continue for a number of months to come, since present indications suggest only moderate growth in our domestic economy, with inflation being reasonably in check in the U.S. as well as having low inflationary pressures throughout most of the world.

      STCM Management Company, Inc., the Trust's Investment Adviser, continues to manage the Trust's investment portfolio by maintaining a disciplined, long-term approach to short-term investing. Investors can take comfort in knowing that investments in the Trust will be placed in securities of the highest credit rating as the Adviser strives to achieve maximum safety for investors cash reserves.

      We thank you for your continuing confidence in Capital Cash Management Trust. You can be assured that we will be doing our very best to merit your further trust.

                                                Sincerely,

                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees

                 CAPITAL CASH MANAGEMENT TRUST
                    STATEMENT OF INVESTMENTS
                 DECEMBER 31, 1995 (UNAUDITED)

FACE
AMOUNT      COMMERCIAL PAPER (60.4%)                               VALUE

            Automotive Finance (5.2%)
$ 92,000    Ford Motor Credit Corp., 5.650%, 01/16/96                $ 91,783

            Electronics (5.6%)
100,000      GE Capital Corp., 5.800%, 01/26/96                        99,597

            Finance (10.2%)
87,000        American General Finance Corp., 5.650%, 01/30/96         86,604
95,000        Norwest Financial Inc., 5.680%, 01/08/96                 94,895
                                                                      181,499
            Insurance (3.9%)
70,000        Prudential Funding Corp., 5.770%, 01/03/96               69,978

            Oil (5.1%)
90,000        Chevron Oil Finance Co., 5.680%, 01/10/96                89,872

            Office Equipment (5.0%)
90,000        Hewlett-Packard Co., 5.630%, 01/18/96                    89,761

            Pharmaceuticals (10.3%)
90,000        Sandoz Corp., 5.680%, 02/06/96                           89,489
95,000        Schering Corp., 5.650%, 01/31/96                         94,553
                                                                      184,042
            Telecommunications (9.8%)
80,000         Pacific Bell, 5.650%, 01/25/96                          79,699
95,000        Siemens Corp., 5.680%, 01/19/96                          94,730
                                                                      174,429
            Travel & Leisure Services (5.3%)
96,000        American Express Credit Corp., 5.600%, 01/29/96          95,582

            Total Commercial Paper                                  1,076,543

           U.S. GOVERNMENT AGENCY DISCOUNT NOTES (40.0%)
95,000        Federal Farm Credit Bank, 5.650%, 01/12/96               94,836
30,000        Federal Farm Credit Bank, 5.600%, 01/16/96               29,930
60,000        Federal Farm Credit Bank, 5.600%, 01/18/96               59,841
60,000        Federal Farm Credit Bank, 5.620%, 01/23/96               59,794
90,000        Federal Home Loan Mortgage Association, 5.630%,
                01/16/96                                               89,986
25,000        Federal Home Loan Mortgage Association, 5.630%,
                01/16/96                                               24,941
50,000        Federal Home Loan Mortgage Association, 5.630%,
                01/24/96                                               49,820
47,000        Federal Home Loan Mortgage Association, 5.500%,
                01/25/96                                               46,828


                       CAPITAL CASH MANAGEMENT TRUST
                          STATEMENT OF INVESTMENTS

 FACE
AMOUNT     U.S. GOVERNMENT AGENCY DISCOUNT NOTES (CONTINUED)        VALUE

$ 35,000    Federal Home Loan Mortgage Association, 5.200%,
              01/30/96                                               $ 34,844
65,000      Federal National Mortgage Association, 5.620%,
              01/05/96                                                 64,959
45,000      Federal National Mortgage Association, 5.650%,
              01/08/96                                                 44,951
90,000      Federal National Mortgage Association, 5.670%,
              01/12/96                                                 89,844
20,000      Federal National Mortgage Association, 5.600%,
              01/19/96                                                 19,944

                Total U.S. Government Agency Discount Notes           710,518

                Total Investments - 100.4% (Cost-$1,787,061*)       1,787,061

                Liabilities in excess of other assets - (.4%)         (7,697)

                Net Assets - 100%                                 $ 1,779,364


(*) Cost for Federal income tax purposes is identical.

                See accompanying notes to financial statements.

                        CAPITAL CASH MANAGEMENT TRUST
                     STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1995 (UNAUDITED)

ASSETS
Investments at value (cost - $1,787,061)                          $ 1,787,061
Due from Administrator for reimbursement of expenses                    8,469
Other assets                                                           10,882
    Total assets                                                    1,806,412

LIABILITIES
Cash overdraft                                                         18,037
Accrued expenses                                                        7,523
Dividends payable                                                       1,488
    Total liabilities                                                  27,048

NET ASSETS (equivalent to $1.00 per share on 1,779,364
  shares outstanding)                                             $ 1,779,364

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                           $ 17,794
Additional paid-in capital                                          1,761,570
    Total Liabilities                                             $ 1,779,364

                 See accompanying notes to financial statements.

                     CAPITAL CASH MANAGEMENT TRUST
                        STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)


INVESTMENT INCOME:
  Interest Income                                                    $ 54,222

  EXPENSES:
  Investment Adviser fees (note B)                      $ 1,882
  Administrator fees (note B)                             1,412
  Trustees fees and expenses                              9,000
  Audit and accounting fees                               7,400
  Registration fees and dues                              6,000
  Legal fees                                              5,000
  Transfer and shareholder servicing agent fees           5,000
  Custodian fees (note D)                                 4,393
  Shareholders reports and proxy statements               4,000
  Miscellaneous                                           4,766
                                                         48,853

  Investment Advisory fees waived (note B)              (1,882)
  Administration fees waived (note B)                   (1,412)
  Reimbursement of expenses by Administrator (note B)  (41,701)
  Expenses paid indirectly (note D)                        (97)
    Net expenses                                                        3,761
    Net investment income                                            $ 50,461

See accompanying notes to financial statements.

                CAPITAL CASH MANAGEMENT TRUST
             STATEMENTS OF CHANGES IN NET ASSETS
                      (UNAUDITED)


                                                     SIX MONTHS
                                                     ENDED          YEAR ENDED
                                                     DECEMBER       JUNE 30,
                                                     31, 1995       1995
FROM INVESTMENT ACTIVITIES:
Net investment income                                $ 50,461        $ 98,208
Dividends to shareholders ($0.0270 and
  $0.0497 per share, respectively)                   (50,461)        (98,208)
Change in net assets derived from
  investment activities                                 -                 -

FROM TRUST SHARE TRANSACTIONS:

                                   SHARES
                          SIX MONTHS
                          ENDED        YEAR ENDED
                          DECEMBER     JUNE 30,
                          31, 1995     1995
Shares sold               935,964      2,223,008       935,964      2,223,008
Shares issued through
  reinvestment of
  dividends                 48,618        88,539        48,618         88,539
Shares redeemed          (865,566)   (2,364,585)     (865,566)    (2,364,585)
Increase (decrease)
  in shares and net
  assets derived from
  Trust share
  transactions             119,016      (53,038)       119,016       (53,038)
Net increase (decrease)
  in net assets                                        119,016       (53,038)

NET ASSETS:
Beginning of period                                  1,660,348      1,713,386
End of period                                      $ 1,779,364    $ 1,660,348


                 See accompanying notes to financial statements.

                         CAPITAL CASH MANAGEMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Capital Cash Management Trust (the "Trust") is a Massachusetts business trust established on August 20, 1976 as a successor to the money-market fund, the STCM Corporation, which commenced operations on July 8, 1974.

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

(2) Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

(3) Federal income taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

(4) Repurchase agreements: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the "1940 Act"), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

NOTE B - MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

    STCM Management Company, Inc. (the "Adviser") became Investment Adviser to the Trust in February, 1992. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services for which they receive a fee which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.20% of the Trust's average daily net assets. The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Trust other than those relating to the investment portfolio and the accounting records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.15% of the Trust's average daily net assets. Details regarding the services provided by the Adviser and the Administrator are provided in the Trust's Prospectus and Statement of Additional Information.

                    CAPITAL CASH MANAGEMENT TRUST
               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             (UNAUDITED)

    Certain states impose limitations on expenses. In order to comply with what is believed to be the most restrictive of these limitations, the Adviser and the Administrator each has agreed that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of
(i) 1.5% of the first $30 million of average annual net assets of the Trust plus 1% of its average annual net assets in excess of $30 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the six months ended December 31, 1995 inasmuch as the Adviser and the Administrator voluntarily waived their entire fees in the amount of $1,882 and $1,412, respectively. In addition, in order to comply with this expense limitation, the Administrator reimbursed expenses in the amount of $31,907. Also, the Administrator has undertaken to waive fees or reimburse the Trust to the extent that annual expenses exceed 0.60 of 1% of average net assets in any fiscal year and therefore reimbursed expenses in the additional amount of $8,001. Further, the Administrator voluntarily reimbursed expenses of $1,793, bringing the total expense reimbursement for the six months ended December 31, 1995 to $41,701.

    Under a Distribution Agreement dated February 28, 1992, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid to the Distributor for such share distribution.

NOTE C - DISTRIBUTIONS:
    The Trust declares dividends daily from net investment income and makes payment monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

NOTE D - CUSTODIAN FEES:
    The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the six months ended December 31, 1995, the Trust's custodian fees amounted to $4,393, of which $97 was offset by such credits. The Trust could have invested its cash balances in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

                      CAPITAL CASH MANAGEMENT TRUST
                           FINANCIAL HIGHLIGHTS
                                (UNAUDITED)

For a share outstanding throughout each period




                       SIX MONTHS
                       ENDED                YEAR ENDED JUNE 30,
                       DECEMBER
                       31, 1995    1995     1994    1993     1992     1991

Net Asset Value,
  Beginning of Period     $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
Income from Investment
  Operations:
Net investment income      0.0270   0.0497   0.0309   0.0310   0.0448   0.0684

Less Distributions:
Dividends from net
  investment income      (0.0270) (0.0497) (0.0309) (0.0310) (0.0448) (0.0684)

Net Asset Value,
  End of Period           $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000

Total Return               2.73%#    5.09%    3.14%    3.14%    4.57%    7.06%

Ratios/Supplemental
  Data
Net Assets, End of
  Period (in thousands)    $1,779   $1,660   $1,713    $1,744  $2,088   $2,403
Ratio of Expenses to
  Average Net Assets       0.40%*    0.40%    0.28%     0.09%   0.10%    0.24%
Ratio of Net Investment
  Income to Average Net
  Assets                   5.36%*    5.00%    3.08%     3.11%   4.52%    6.85%

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
Net Investment
  Income (loss)          $0.0029 $0.0038 ($0.0137) ($0.0221) ($0.0104) $0.0320
Ratio of Expenses to
  Average Net Assets      5.19%*   5.02%     4.73%     5.41%     5.68%   3.89%
Ratio of Net Investment
  Income (loss) to
Average Net Assets        0.57%*   0.38%   (1.37%)   (2.21%)   (1.05%)  3.20%

# Not annualized.

* Annualized.

INVESTMENT ADVISER
STCM MANAGEMENT COMPANY, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

ADMINISTRATOR
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRUSTEES
Lacy B. Herrmann, Chairman
Theodore T. Mason, Vice Chairman
Paul Y. Clinton
Robert L. Krakoff
Anne J. Mills
Cornelius T. Ryan

OFFICERS
Lacy B. Herrmann, President
Charles E. Childs, III, Senior Vice President
John W. Cody, Vice President
Diana P. Herrmann, Vice President
John M. Herndon, Vice President & Assistant Secretary
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary
Patricia A. Craven, Assistant Secretary

TRANSFER AND SHAREHOLDER SERVICING AGENT
ADMINISTRATIVE DATA
  MANAGEMENT CORP.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.


SEMI-ANNUAL
REPORT

DECEMBER 31, 1995

A cash management investment

CAPITAL CASH
MANAGEMENT TRUST

<LOGO>

(picture of eagle)

One of the
AQUILA(SM) Group of Funds